UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event report): September 23, 2005
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                             GIFT LIQUIDATORS, INC.
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             (Exact name of registrant as specified in its charter)


         Oklahoma                       000-13343               73-0731559
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State of or other jurisdiction of    (Commission File        (I.R.S. Employer
   incorporation or organization)        Number)          Identification Number)


        4020 Will Rogers Pkwy., Suite 700, Oklahoma City, Oklahoma 73108
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               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (405) 948-8555


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-s(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(C) under the
         Exchange Act (17 CFR 240.13e-4))



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Information to be Included in the Report

ITEM 4.01 Changes in Registrant's Certifying Accountant

On September 23, 2005, Gift Liquidators, Inc engaged M. Thomas Buxton, III CPA, Oklahoma City, Oklahoma as its principal accountant.



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  GIFT LIQUIDATORS, INC.


                                                   RONALD G. HURT
                                                   By: Ronald G. Hurt
                                                       -------------------------
                                                       Chief Financial Officer


Date:  September 23, 2005